UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
OCTOBER 31, 2005
IPC HOLDINGS, LTD.
(Exact Name of Registrant as Specified in its Charter)

BERMUDA	No. 0-27662	NOT APPLICABLE
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

AMERICAN INTERNATIONAL BUILDING,
29 RICHMOND ROAD,
PEMBROKE, BERMUDA	HM 08
(Address of Principal Executive Offices)	(Zip Code)
(441) 298-5100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.
     On October 31, 2005, IPC Holdings, Ltd. (the “Company”) entered into an underwriting agreement (the “Common Shares Underwriting Agreement”) with Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named on Schedule I thereto (the “Common Shares Underwriters”), pursuant to which the Company agreed to issue and sell to the Common Shares Underwriters an aggregate of 10,479,000 common shares, par value $0.01 per share (the “Common Shares”) (or 11,527,000 Common Shares, if the Common Shares Underwriters exercise in full their over-allotment option), in accordance with the terms and conditions set forth in the Common Shares Underwriting Agreement.
     On October 31, 2005, the Company entered into a letter agreement (the “AIG Letter Agreement”) with American International Group, Inc. (“AIG”), pursuant to which the Company agreed to issue and sell directly to AIG, concurrently with the sale of 10,479,000 Common Shares to the Common Shares Underwriters, an aggregate of 3,341,000 Common Shares at the public offering price in accordance with the terms and conditions set forth in the AIG Letter Agreement. AIG’s intended purchase of 3,341,000 Common Shares is designed to maintain AIG’s percentage ownership of the Company’s Common Shares at approximately its current 24.2% level. In the event the Common Shares Underwriters exercise their over-allotment option, in whole or in part, the Company and AIG have agreed that the Company will sell directly to AIG up to an additional 334,000 Common Shares at the public offering price in order that AIG may retain its Common Share ownership at approximately that level. The Company has also agreed to provide AIG with demand registration rights covering its existing Common Share ownership and the Common Shares purchased by AIG pursuant to the AIG Letter Agreement for seven years following termination of the 60-day lock-up period granted to the Common Shares Underwriters in connection with the offering of 10,479,000 Common Shares to the public referred to above.
     The sale of the Common Shares has been registered with the Securities and Exchange Commission (the “Commission”) in a shelf registration statement on Form S-3, File No. 333-128905 (the “Registration Statement”), which was declared effective on October 17, 2005. The terms of the Common Shares are described in the Company’s Prospectus dated October 17, 2004, as supplemented by a final Prospectus Supplement dated October 31, 2005, as filed with the Commission on November 2, 2005, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.
     The Company expects that the net proceeds from the sale of Common Shares, after deducting the Common Shares Underwriters’ discounts and commissions and before offering expenses, will be approximately $351,772,050.
     On October 31, 2005, the Company entered into an underwriting agreement (the “Series A Preferred Shares Underwriting Agreement”) with Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named on Schedule I thereto (the “Series A Preferred Shares Underwriters”), pursuant to which the Company agreed to issue and sell to the Series A Preferred Shares Underwriters an aggregate of 9,000,000 7.25% Series A Mandatory Convertible Preferred Shares, par value $0.01 per share, liquidation preference of $26.25 per share (the “Series A Preferred Shares”), in accordance with the terms and conditions set forth in the Series A Preferred Shares Underwriting Agreement.
     The sale of the Series A Preferred Shares has been registered with the Commission pursuant to the Registration Statement. The terms of the Series A Preferred Shares are described in the Company’s

Prospectus dated October 17, 2004, as supplemented by a final Prospectus Supplement dated October 31, 2005, as filed with the Commission on November 2, 2005, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.
     The Company expects that the net proceeds from the sale of the Series A Preferred Shares, after deducting the Series A Preferred Shares Underwriters’ discounts and commissions and before offering expenses, will be approximately $229,162,500.
     Copies of the Common Shares Underwriting Agreement, the Series A Preferred Shares Underwriting Agreement, the AIG Letter Agreement and the previously in-force 1996 registration rights agreement among AIG, the other shareholders named therein and the Company referred to in the AIG Letter Agreement are attached as Exhibits 1.1, 1.2, 1.3 and 1.4 to this Current Report on Form 8-K and are incorporated herein by reference.
     The separate offerings of the Common Shares and the Series A Preferred Shares are not contingent or conditional on each other.

ITEM 3.03	MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS.
     As described in more detail in the Certificate of Designations relating to the Series A Preferred Shares, which is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated by reference herein, so long as any Series A Preferred Shares remain outstanding, unless the full cumulated unpaid dividends on all outstanding Series A Preferred Shares and stock ranking pari passu, both as to payment of dividends and in the distribution of assets on any liquidation, dissolution or winding-up of the Company, have been declared and paid or declared and a sum sufficient for the payment thereof has been set aside for payment: (1) no dividend shall be paid or declared on any stock that ranks junior to the Series A Preferred Shares either as to the payment of dividends or as to the distribution of assets upon any liquidation, dissolution or winding-up of the Company, other than a dividend payable solely in such junior stock; and (2) no such junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Company, directly or indirectly (other than (A) as a result of a reclassification of such junior stock for or into other junior stock or the exchange or conversion of one share of junior stock for or into another share of junior stock or (B) through the use of the proceeds of a substantially contemporaneous sale of junior stock).

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     On October 31, 2005, the Pricing Committee of the Board of Directors of the Company approved the form of Certificate of Designations setting forth the specific rights, preferences, limitations, restrictions and other terms and conditions of the Series A Preferred Shares. The Certificate of Designations is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
1.1      Underwriting Agreement, dated October 31, 2005, among the Company, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named on Schedule I thereto, relating to the Common Shares.
1.2      Underwriting Agreement, dated October 31, 2005, among the Company, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named on Schedule I thereto, relating to the Series A Preferred Shares.
1.3      Letter Agreement, dated October 31, 2005, between the Company and AIG, relating to the Common Shares to be sold by the Company directly to AIG.
1.4      Registration Rights Agreement, dated as of March 13, 1996, among AIG, other shareholders named therein and the Company.
3.3      Certificate of Designations setting forth the specific rights, preferences, limitations, restrictions and other terms and conditions of the Series A Preferred Shares.
4.6      Form of share certificate evidencing the Series A Preferred Shares (included in Exhibit 3.3).
8.3      Tax Opinion of Sullivan & Cromwell LLP relating to the Series A Preferred Shares.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IPC HOLDINGS, LTD

Date: November 3, 2005	By:	/s/ John R. Weale

Name: John R. Weale
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX
1.1      Underwriting Agreement, dated October 31, 2005, among the Company, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named on Schedule I thereto, relating to the Common Shares.
1.2      Underwriting Agreement, dated October 31, 2005, among the Company, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named on Schedule I thereto, relating to the Series A Preferred Shares.
1.3      Letter Agreement, dated October 31, 2005, between the Company and AIG, relating to the Common Shares to be sold by the Company directly to AIG.
1.4      Registration Rights Agreement, dated as of March 13, 1996, among AIG, other shareholders named therein and the Company.
3.3      Certificate of Designations setting forth the specific rights, preferences, limitations, restrictions and other terms and conditions of the Series A Preferred Shares.
4.6      Form of share certificate evidencing the Series A Preferred Shares (included in Exhibit 3.3).
8.3      Tax Opinion of Sullivan & Cromwell LLP relating to the Series A Preferred Shares.